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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: DECEMBER 31, 2002

ITEM 1. Reports to Shareholders


                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002



                    DISCIPLINE


                                                 WORLDWIDE EMERGING MARKETS FUND


ALLOCATION


                                        DIVERSIFY



                          GLOBAL INVESTMENTS SINCE 1955

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Emerging markets fared relatively well in 2002, outperforming the major U.S. indices and developed market indices. Although positive returns have proved elusive, the Van Eck Worldwide Emerging Markets Fund's modest decline of 3.02% compares favorably with a loss of 6.00% for the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.* Emerging markets in general continue to outperform developed markets, notwithstanding serious economic and geopolitical concerns. We believe that this robust performance is largely testament to the positive structural changes that have taken place in emerging markets since the troubled times of 1997/98. Economic data remained mixed through the year, however, prompting further monetary easing from the Federal Reserve, the ECB (European Central Bank) and select central banks across Asia.

In terms of country weightings, we continue to favor Asia at the expense of Latin America, Emerging Europe and Africa. However, the degree to which we are overweight Asian markets (versus the benchmark Index) has declined and we have increased investments in South Africa and Brazil. We maintain our growth emphasis and look to increase our weightings in early cyclical investments, such as petrochemical stocks.

REVIEW

ASIA

The Fund is significantly overweight CHINA stocks listed in Hong Kong, and HONG KONG stocks that rely upon a Chinese production base to export globally. China remains one of the fastest growing economies in the world. In a relatively depressed global marketplace, China is making significant strides in increasing its share of imports into developed and developing markets. The year 2002 saw another period of very strong foreign direct investment. As of December 1, foreign investors were able to invest directly in China "A" shares, which had previously been off limits. Some significant restrictions are applicable and we believe that the listed companies are not very attractive in terms of fundamentals or valuation. Nevertheless, we view this as a positive step.

China stocks listed in Hong Kong ("H" shares, 6.5% of the Fund's net assets at December 31) performed well over the year, with the exception of some stock-specific problems that were successfully avoided by the Fund. These problems tended to be focused on regulatory concerns regarding certain "H" shares and concern about corporate governance for the non-state owned enterprises.

The Hong Kong economy remains somewhat depressed, but we see signs of improvement in 2003. Most of the cost adjustment forced upon Hong Kong by the inability to depreciate their currency (due to the currency peg) has been taken. If global economies reflate aggressively, Hong Kong (currently at 5.9% of Fund assets) will likely be one of the key beneficiaries as lower real rates of interest will stimulate the property market and help banks find a home for their surplus funds.

The SOUTH KOREAN market (22.4% of Fund assets) ended the year flat. The key factors holding the market back have been regulatory and political. The government announced significant measures to deal with increasing credit card delinquencies and introduced measures to cool the property market. Both initiatives hurt the banking sector's profitability. The December political elections resulted in ruling party candidate Roh Moo Hyun winning the presidency. This disappointed some of the old-time political elite but the immediate market response was muted. North Korea's ambitions in nuclear weapons policy have cast a shadow on neighboring South Korea. Significantly, at the time of this writing, it appears that a compromise between North Korea and the international community regarding this policy looks likely. Though, due to the unpredictable nature of the North Korean regime, nothing can be taken for granted.

South Korean business sentiment, domestic demand and exports weakened late in the year, while unemployment figures continued to edge up and consumer confidence waned. Anticipating a slowdown in light industries, lumber and agriculture, we began to pare back holdings in these areas toward

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

year-end. Nevertheless, the Fund has remained overweight the South Korean market (the largest market in the emerging markets universe) as valuations look very attractive and we anticipate that the Korean economy will materially benefit from a sustained increase in global activity.

The TAIWANESE market (7.1% of Fund assets) remained depressed throughout most of the year, ending 2002 with a 19%+ decline--the worst performance among Asian markets. Clearly, as demand for technology products remained anemic, corporate Taiwan suffered. One of the reasons for Taiwan's slowing export growth is that orders are being filled directly by Taiwanese factories operating in mainland China. Local investor interest has been strong in companies that have significant manufacturing bases there, but the issue is problematic for the economy as a whole. Most foreign investors have been concentrating on the possible development of direct links between Taiwan and China. The two governments finally agreed to limited "direct" flights, which are set to take place over the Chinese New Year in February, 2003. Certain airlines have been granted permission to operate chartered flights to Shanghai. These must, however, land in Hong Kong or Macau en route to China. Albeit convoluted, we view this as an essentially positive step.

INDIA (6.0% of Fund assets) ended the year in good shape, gaining 14% in the final quarter. The country had suffered from an onslaught of bad news earlier in the year, including communal violence, tensions with Pakistan and a large reduction in its weighting in the benchmark MSCI Indices. Later in the year, however, there was improved news on the economic front. Foreign exchange reserves began accumulating as money entered the country, principally from non-resident Indians. Indian authorities are finally faced with the prospect of an appreciating currency. The re-ignition of the privatization progress for the oil sector also buoyed the stock market, though the process remains prone to delay. Fiscal deficit concerns in India remain valid but we do not expect the Government to make serious strides to improve the position. Also, a weak monsoon season has led to decreased demand from the rural sector. Corporate India appears healthy with solid balance sheets supporting growth momentum in the software, finance, pharmaceutical and consumer discretionary sectors.

The MALAYSIAN stock market (4.7% of Fund assets) was modestly disappointing this year, losing 7%. Higher palm oil and petroleum prices helped exports grow while electronics export growth disappointed. The economy looks steady with foreign exchange reserves increasing, indicating appreciation pressure on the local currency. In the political realm, the major news was long-time Prime Minister Mahathir's decision to step down in 2003. Given the traditionally close relationship between business and politics in Malaysia, this would have had a significant effect on the stock market a few years ago. Thankfully, efforts to reduce cronyism have reduced the impact, and it appears that the transition to a credible successor will be smooth. The Fund faired well in its stock selection here, with holdings in the gaming, palm oil, insurance and property sectors.

A sharp sell-off in the INDONESIAN market (3.5% of Fund assets) followed October's terrorist attack in Bali. The stock market lost nearly 14% of its value and the Indonesian currency weakened 3.6% (in U.S. dollar terms). Economic data was mixed but the fiscal situation ended up being significantly better than had been expected. Both the market and the currency quickly recovered. The market posted a 26% gain for the year, one of the best performances in the emerging markets asset class.

The THAI market (2.2% of Fund assets) performed strongly this year, gaining over 20% in U.S. dollar terms. Falling interest rates, robust domestic consumption, further government deregulation and reasonably healthy trading volumes combined to boost the stock market. Anecdotally, the economy is doing better than the official numbers suggest. Cranes are swinging again on the Bangkok skyline and traffic is once more congested. The government of Thaksin Shinawatra appears to have been reasonably successful in generating a benign climate for economic growth. Also, interest rates have the scope to be reduced further which should be positive for 2003.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

LATIN AMERICA

Although Latin America underperformed other emerging market regions, the malaise experienced during 2002 was closely in line with the weakness of overall global markets, specifically the U.S. markets. Within Latin America, the big winners were the small (and largely uninvestable) markets of Peru and Colombia. All of the large markets fell, with Brazil (7.0% of Fund assets) taking a hard hit and Argentina (0% of Fund assets) faring worst of all. Thankfully, a strong fourth quarter rally cut last year's losses sharply across the region.

MEXICO (6.4% of Fund assets) was the best performer among the major Latin American markets, despite economic weakness in the United States, loss of market share to Chinese exports, and some backtracking on significant political reforms. The market lost 15% for the year in U.S. dollar terms. Weakness in the market was significantly exacerbated by weakness in the currency, which depreciated over 13% from its April highs.

In BRAZIL (7.0% of Fund assets), the major event was the presidential election. The previous administration's candidate ultimately had a poor showing in the election, and the new President from the more left-leaning workers' party, Luis Inazio "Lula" da Silva, won a surprisingly strong mandate. Since accession to the post, he has been remarkably moderate in the statements and appointments that he has made. This has allowed the Brazilian market to recover some ground from deeply oversold levels. Lula is still in his honeymoon period, but significant challenges await, the largest of which is the debt burden, both private and public.

EMEA (EMERGING EUROPE, MIDDLE EAST AND AFRICA)

RUSSIA (3.2% of Fund assets) was one of the best performing markets this year (+38%). High oil prices, combined with some improvement in corporate governance and the hope for reforms in the utility sector, were positive factors for stock market performance. Now that the gap between Russian and global valuations has significantly narrowed, we will very likely see an improvement in political and regulatory stability, and further improvement in corporate governance. This should sustain fresh portfolio inflows into the country, particularly if the oil price weakens.

Other Eastern European markets put in creditable performances, ranging from a 38% gain for the PRAGUE bourse to a 1% gain for POLAND (the Fund had no investments in either market at year-end). Convergence remained a strong countervailing factor to weakness in the major Western European economies. At the same time, the Mediterranean markets of ISRAEL and TURKEY (1.0% and 0.7% of Fund assets, respectively) were the villains in the EMEA region, declining 31% and 34%, respectively. Obviously, Middle East tensions and the potential for war with Iraq have cast a pall over the region.

SOUTH AFRICA (9.8% of Fund assets) had a strong year (+24%), attributed mostly to currency movement. The South African rand strengthened over 39% during the course of the year, climbing from deeply oversold levels reached at the end of 2001. One of the significant areas of strength was the gold market. Going forward, if the rand weakens and commodity and gold prices remain stable to high, this will be very beneficial for the South African resource sector.

THE OUTLOOK

We enter the new year in a frame of optimism. Leading indicators of global growth are once again on the rise. Monetary and fiscal policy settings in the major economies (with the exception of Japan) are at stimulative levels. We expect the market to shift somewhat from the fashionable "domestic demand" theme in Asia to a global reflation/export theme. The inflation rate in major global economies has doubled in the past six months, which should lead to more pricing power for the Asian and Mexican exporting engines.

For the long-term investor, secular trends should matter more than cyclical swings and the trends in Asia are almost unambiguously positive. Economic growth remains (relatively) the highest in the world, which should better translate into future earnings growth given the post-crisis transformation in many emerging markets companies and countries. We expect emerging markets to remain reasonably

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

correlated to the U.S. markets in the short run, meaning that significant U.S. weakness will certainly impact emerging markets. However, we believe that the emerging markets remain one of the best investment stories in global equities, with strong support from both a growth and valuation perspective.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.


[Photo omitted]

/s/ DAVID A. SEMPLE

DAVID A. SEMPLE
PORTFOLIO MANAGER

January 9, 2003

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.


All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+ All region and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Taiwanese market is measured by the Taiwan Stock Exchange Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                   WORLDWIDE EMERGING MARKETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2002

     [Data below were represented by a pie chart in the original document.]

                    South Korea                        22.4%
                    South Africa                        9.8%
                    Taiwan                              7.1%
                    Brazil                              7.0%
                    Cash/Equivalents                    6.7%
                    China                               6.5%
                    Mexico                              6.4%
                    India                               6.0%
                    Hong Kong                           5.9%
                    Malaysia                            4.7%
                    Indonesia                           3.5%
                    Russia                              3.2%
                    Other Assets Less Liabilities       3.1%
                    Croatia                             2.3%
                    Thailand                            2.2%
                    Hungary                             1.5%
                    Israel                              1.0%
                    Turkey                              0.7%

----------
*Percentage of net assets.

                         WORLDWIDE EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 5.1%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

HYUNDAI MOBIS
(SOUTH KOREA, 3.8%)

Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

KANGWON LAND, INC.
(SOUTH KOREA, 3.8%)

Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. Kangwon operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

KOOKMIN BANK
(SOUTH KOREA, 3.6%)

Kookmin provides various commercial and personal banking services such as deposits, loans, credit cards, trust funds, foreign exchange transactions and corporate finance.

ANGLO AMERICAN PLC
(SOUTH AFRICA, 2.8%)

Anglo American is a global mining and natural resources company, which has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia, and South and North America.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 2.8%)

Hutchison Whampoa, through its subsidiaries, operates five core businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

ALEXANDER FORBES LTD.
(SOUTH AFRICA, 2.6%)

Alexander Forbes is a South African professional services organization which provides financial services including risk management and risk finance consulting, employee benefit and actuarial consulting, health care administration and consulting, insurance, reinsurance and wholesale broking, niche underwriting and related products and services.

PT TELEKOMUNIKASI INDONESIA
(INDONESIA, 2.6%)

PT Telekomunikasi provides a variety of domestic wireless and wireline telecommunications services.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 2.5%)

Satyam Computer Services is a software services company whose business comes principally through the outsourcing of software services from companies based in the United States.

DENWAY MOTORS LTD.
(CHINA, 2.3%)

Denway Motors, through its subsidiaries, manufactures, assembles, and trades motor vehicles, automotive equipment, and parts in China. Its main subsidiary is a joint venture with Honda of Japan.

----------
*Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at its inception with a similar investment in the MSCI Emerging Markets Free Index.

                     VAN ECK WORLDWIDE EMERGING MARKETS FUND
                      vs. MSCI Emerging Markets Free Index

    [Data below were represented by a line graph in the original document.]

                                    Van Eck          MSCI
                                   Worldwide       Emerging
                                   Emerging         Markets
                                 Markets Fund     Free Index
                                 ------------     ----------
                     Dec 95         10,000          10,000
                     Jun 96         11,681          11,067
                     Dec 96         12,556          10,603
                     Jun 97         15,427          12,485
                     Dec 97         11,098           9,375
                     Jun 98          8,571           7,606
                     Dec 98          7,309           6,999
                     Jun 99         10,665           9,790
                     Dec 99         14,638          11,647
                     Jun 00         12,821          10,717
                     Dec 00          8,510           8,082
                     Jun 01          8,448           7,949
                     Dec 01          8,366           7,890
                     Jun 02          8,926           8,053
                     Dec 02          8,113           7,417

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/02       1 Year     5 Year   Since Inception*
--------------------------------------------------------------------------------
 Van Eck Worldwide Emerging Markets Fund    (3.02)%    (6.07)%      (2.93)%
--------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index           (6.00)%    (4.58)%      (4.18)%
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE VAN ECK WORLDWIDE EMERGING MARKETS FUND WAS 12/21/95; index returns are calculated as of nearest month end (12/31/95).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
          NO. OF                                          VALUE
COUNTRY   SHARES            SECURITIES (a)               (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 7.0%
           45,000   Ambev (ADR)                          $ 700,200
           30,000   Companhia Brasileira de
                      Distribuicao Grupo Pao
                      de Acucar                            459,000
           20,000   Cia Vale Do Rio Doce
                      (ADR)                                550,000
          136,519   Embraer Aircraft Corp.
                      (Sponsored ADR)                    2,170,652
       90,000,000   Gerdau S.A. (Preferred Stock)          877,119
        1,251,109   Itausa Investimentos Itau S.A.         664,431
           84,400   Petroleo Brasileiro S.A.
                      (Preferred Stock)                  1,106,260
          164,000   Petroleo Brasileiro S.A.(ADR)        2,450,160
          195,000   Tele Norte Leste Participacoes
                      S.A. (ADR)                         1,433,250
                                                       -----------
                                                        10,411,072
                                                       -----------
CHINA: 6.5%
        2,500,000   Chaoda Modern Agriculture
                      Holdings Ltd.                        429,570
          420,000   China Mobile (Hong Kong) Ltd.+         999,038
          140,050   China Mobile (Hong Kong) Ltd.+
                      (Sponsored ADR)                    1,691,804
        1,000,000   CNOOC Ltd.                           1,301,532
       10,275,000   Denway Motors Ltd.                   3,458,598
        1,100,000   Huaneng Power International,
                      Inc. (H Shares)                      881,580
          700,000   Shanghai Industrial
                      Holdings Ltd.                        964,929
                                                       -----------
                                                         9,727,051
                                                       -----------
CROATIA: 2.3%
          243,000   Pliva D.D. (GDR)                     3,450,600
                                                       -----------
HONG KONG: 5.9%
          755,500   Asia Satellite
                      Telecommunications
                      Holdings Ltd.                        886,430
        2,015,000   Cosco Pacific Ltd.                   1,653,651
          670,000   Hutchison Whampoa Ltd.               4,192,601
        4,600,000   Media Partners International
                      Holdings, Inc.+                      120,921
        2,802,120   Star Cruises Ltd.+                     790,494
          700,000   Techtronic Industries Co. Ltd.         664,230
        2,000,000   Tingyi (Cayman Islands)
                      Holding Corp.                        519,331
                                                       -----------
                                                         8,827,658
                                                       -----------

--------------------------------------------------------------------------------
          NO. OF                                          VALUE
COUNTRY   SHARES            SECURITIES (a)               (NOTE 1)
--------------------------------------------------------------------------------
HUNGARY: 1.5%
          235,000   OTP Bank Rt.                        $2,311,201
                                                       -----------
INDIA: 6.0%
           71,500   HDFC Bank Ltd. (ADR)                   962,390
          188,000   Hero Honda Motors Ltd.               1,047,821
          202,600   Housing Development Finance
                      Corporation Ltd.                   1,518,761
           10,500   Infosys Technologies Ltd.            1,047,854
          636,500   Satyam Computer
                      Services Ltd.                      3,680,948
          118,987   State Bank of India +                  699,778
                                                       -----------
                                                         8,957,552
                                                       -----------
INDONESIA: 3.5%
      108,000,000   Lippo Bank Certificates +*(b)                0
        3,000,000   PT Astra International Tbk+          1,055,866
        8,950,000   PT Telekomunikasi Indonesia          3,850,000
          147,500   PT Unilever Indonesia Tbk              299,944
                                                       -----------
                                                         5,205,810
                                                       -----------
ISRAEL: 1.0%
           37,000   Teva Pharmaceutical
                      Industries Ltd. +                  1,428,570
                                                       -----------
MALAYSIA: 4.7%
          970,000   Genting Berhad                       3,420,526
          555,000   IOI Corp.                              810,592
          795,000   MAA Holdings Berhad                    870,316
        4,539,000   Multi-Purpose Holdings Berhad +      1,493,092
           30,625   Palmco Holdings Berhad                  33,043
          160,000   Perusahaan Otomobil Nasional
                      Berhad                               370,526
                                                       -----------
                                                         6,998,095
                                                       -----------
MEXICO: 6.4%
           25,900   Coca-Cola FEMSA , S.A.
                      de C.V. (Sponsored ADR)              463,610
        1,275,000   Consorcio ARA S.A. de C.V. +         1,902,069
          437,850   Grupo Financiero Banorte
                      S.A de C.V.                        1,074,608
        3,005,000   Grupo Financiero BBVA
                      Bancomer, S.A. de C.V. +           2,287,733
          328,000   Organizacion Soriana S.A.
                      de C.V. (B Shares) +                 626,641
          102,500   Telefonos de Mexico S.A.
                      de C.V. (Sponsored ADR)            3,277,950
                                                       -----------
                                                         9,632,611
                                                       -----------



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
          NO. OF                                          VALUE
COUNTRY   SHARES            SECURITIES (a)               (NOTE 1)
--------------------------------------------------------------------------------
RUSSIA: 3.2%
           12,500   Lukoil (Sponsored ADR)            $    768,010
            5,000   Sberbank RF                            962,500
          100,000   Sun Interbrew Ltd. (GDR)               390,000
           61,000   Unified Energy System (ADR)            658,800
           75,000   Unified Energy System (GDR)            966,750
          114,000   YUKOS                                1,077,300
                                                      ------------
                                                         4,823,360
                                                      ------------
SOUTH AFRICA: 9.8%
        3,225,000   African Bank Investments Ltd.        2,123,565
        2,415,000   Alexander Forbes Ltd.                3,926,257
          285,000   Anglo American PLC                   4,233,546
           33,500   Impala Platinum Holdings Ltd.        2,127,790
          178,000   Sasol Ltd.                           2,178,195
                                                      ------------
                                                        14,589,353
                                                      ------------
SOUTH KOREA: 22.4%
           37,500   Cheil Communications, Inc.           2,943,594
          309,500   Hyundai Mobis                        5,688,715
           34,100   iShares MSCI South Korea
                      Index Fund +                         625,735
           59,700   Kangwon Land, Inc.                   5,637,536
          149,001   Kookmin Bank                         5,276,373
            1,537   Kookmin Bank
                      (Sponsored ADR) +                     54,333
           67,000   Korea Electric Power Corp.           1,030,943
          120,000   KT Freetel +                         2,853,168
            5,500   POSCO                                  547,194
           28,950   Samsung Electronics Co. Ltd.         7,664,348
            6,000   SK Telecom Co. Ltd.                  1,158,467
                                                      ------------
                                                        33,480,406
                                                      ------------
TAIWAN: 7.1%
          849,080   Advantech Co. Ltd.                   1,531,530
          999,520   Benq Corp.                           1,122,116
        2,600,000   Chinatrust Financial Holding
                      Co. Ltd. +                         2,123,521
        2,697,500   Eva Airways Corp.+                   1,140,501
           99,300   Hon Hai Precision Industry
                      Co. Ltd.                             343,896
          525,550   Quanta Computer, Inc.                  864,541
          157,250   Siliconware Precision
                      Industries Co. (ADR) +               380,545
        1,483,900   Taiwan Semiconductor
                      Manufacturing Co. Ltd. +           1,824,362
        1,500,000   Wan Hai Lines Ltd.                   1,212,121
                                                      ------------
                                                        10,543,133
                                                      ------------

--------------------------------------------------------------------------------
          NO. OF                                          VALUE
COUNTRY   SHARES            SECURITIES (a)               (NOTE 1)
--------------------------------------------------------------------------------
THAILAND: 2.2%
        1,150,000   Shin Satellite Public
                      Company Ltd. +                  $    445,282
          105,000   Siam Cement Public Co. Ltd.          2,853,234
                                                      ------------
                                                         3,298,516
                                                      ------------
TURKEY: 0.7%
      376,333,325   Haci Omer Sabanci
                      Holding A.S.                         986,175
                                                      ------------

TOTAL STOCKS AND OTHER INVESTMENTS: 90.2%
(COST: $126,721,048) ................................ $134,671,163
                                                      ------------





                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
PRINCIPAL                             DATE OF                  VALUE
AMOUNT                               MATURITY     COUPON      (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION: 6.7%

Repurchase Agreement (Note
 11): Purchased on 12/31/02;
 Maturity value $9,932,579
 (with State Street Bank &
 Trust Co., collateralized by
 $9,780,000 Federal Home
 Loan Mortgage Corporation
 3.50% due 2/20/04 with a
 value of $10,135,728)
 (Cost: $9,932,000)                   1/02/03     1.05%       9,932,000
                                                           ------------

TOTAL INVESTMENTS: 96.9%
(COST: $136,653,048)                                        144,603,163
OTHER ASSETS LESS LIABILITIES: 3.1%                           4,659,250
                                                           ------------
NET ASSETS: 100%                                           $149,262,413
                                                           ============


--------------------------------------------------------------------------------
SUMMARY OF              % OF         SUMMARY OF             % OF
INVESTMENTS              NET         INVESTMENTS             NET
BY INDUSTRY            ASSETS        BY INDUSTRY           ASSETS
-----------            ------        -----------           ------
Autos                   7.8%         Media                  2.1%
Banks                   9.6%         Multi Industry         5.7%
Capital Goods           1.4%         Pharmaceuticals        3.3%
Consumer Durables and                Real Estate            5.1%
  Apparels              0.4%         Retail                 0.7%
Diversified Financial   7.0%         Software               3.2%
Energy                  4.5%         Technology Hardware    9.2%
Food, Beverage and                   Telecommunications    11.1%
  Tobacco               1.7%         Transportation         2.7%
Hotel and Leisure       2.8%         Utilities              2.4%
Household and Personal  0.2%         Short Term Obligation  6.7%
Index Security          0.4%         Other Assets less
Materials               8.9%           Liabilities          3.1%
                                                         -------
                                                          100.0%
                                                         =======

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 12).
+   Non-income producing.
*   Fair value as determined by the Board of Trustees.


Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt




                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
Investments, at value (cost $136,653,048) (Note 1) ............... $144,603,163
Cash .............................................................       16,357
Foreign currency (cost $2,995,446) ...............................    2,980,709
Cash--initial margin for equity swap (Note 9) ....................    2,952,710
Receivables:
   Due from broker (Note 9) ......................................      735,369
   Dividends and interest ........................................      227,688
   Capital shares sold ...........................................       20,930
                                                                   ------------
       Total assets ..............................................  151,536,926
                                                                   ------------

LIABILITIES:
Payables:
   Capital shares redeemed .......................................    1,907,559
   Securities purchased ..........................................      187,200
   Foreign taxes .................................................       74,907
   Due to Adviser ................................................        1,431
   Accounts payable ..............................................      103,416
                                                                   ------------
       Total liabilities .........................................    2,274,513
                                                                   ------------

 Net assets ...................................................... $149,262,413
                                                                   ============

Shares outstanding ...............................................   18,928,688
                                                                   ============

Net asset value, redemption and offering price per share ......... $       7.89
                                                                   ============

Net assets consist of:
   Aggregate paid in capital ..................................... $214,233,446
   Unrealized appreciation of investments, equity swaps
     and foreign currency transactions ...........................    8,596,535
   Undistributed net investment income ...........................        3,453
   Accumulated realized loss .....................................  (73,571,021)
                                                                   ------------
                                                                   $149,262,413
                                                                   ============




                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $363,473) ........................              $  2,702,242
Interest .....................................................................                   502,984
                                                                                            ------------
    Total income .............................................................                 3,205,226
                                                                                            ------------

EXPENSES:
Management (Note 2) .......................................................... $1,860,505
Administration (Note 2) ......................................................      2,285
Custodian ....................................................................    339,769
Professional .................................................................    109,225
Report to shareholders .......................................................     73,320
Trustees fees and expenses ...................................................     49,080
Interest (Note 10) ...........................................................     52,142
Transfer agency ..............................................................     23,709
Other ........................................................................     31,693
                                                                               ----------
    Total expenses ...........................................................  2,541,728
    Expenses assumed by the Adviser (Note 2) .................................    (60,972)
                                                                               ----------
    Net Expense ..............................................................                 2,480,756
                                                                                            ------------
    Net investment income ....................................................                   724,470
                                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
Realized loss from security transactions (net of foreign taxes of $100,187) ..               (10,060,283)
Realized loss from foreign currency transactions .............................                  (607,796)
Realized loss from futures ...................................................                (2,919,886)
Change in unrealized appreciation of investments and swaps ...................                (2,916,383)
Change in unrealized depreciation of foreign denominated
    assets and liabilities (net of foreign taxes of $74,907) .................                   (46,287)
                                                                                            ------------
Net realized and unrealized loss on investments, swaps,
    futures and foreign currency transactions ................................               (16,550,635)
                                                                                            ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................              $(15,826,165)
                                                                                            ============





                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED        YEAR ENDED
                                                                                         DECEMBER 31,      DECEMBER 31,
                                                                                             2002               2001
                                                                                        --------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .............................................................$       724,470   $     1,418,023
   Realized loss from security transactions ..........................................    (10,060,283)      (38,039,477)
   Realized loss from foreign currency transactions ..................................       (607,796)       (1,095,192)
   Realized gain on swaps ............................................................             --           684,649
   Realized loss from futures ........................................................     (2,919,886)               --
   Change in unrealized appreciation (depreciation) of investments and swaps .........     (2,916,383)       37,005,605
   Change in unrealized depreciation of foreign denominated assets and liabilities ...        (46,287)          122,343
                                                                                      ---------------   ---------------
Net increase (decrease) in net assets resulting from operations ......................    (15,826,165)           95,951
                                                                                      ---------------   ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .............................................................       (285,542)               --
                                                                                      ---------------   ---------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .....................................................  4,691,550,490     1,327,688,149
   Reinvestment of dividends and distributions .......................................        285,542                --
   Cost of shares reacquired ......................................................... (4,660,885,959)   (1,322,407,304)
                                                                                      ---------------   ---------------
     Net increase in net assets resulting from capital share transactions ............     30,950,073         5,280,845
                                                                                      ---------------   ---------------
     Total increase in net assets ....................................................     14,838,366         5,376,796

NET ASSETS:
Beginning of year ....................................................................    134,424,047       129,047,251
                                                                                      ---------------   ---------------
End of year (including undistributed net investment
   income of $3,453 and $281,508, respectively) ......................................$   149,262,413   $   134,424,047
                                                                                      ===============   ===============

*  SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED):
   Shares sold .......................................................................    563,066,362       168,466,489
   Reinvestment of dividends .........................................................         33,319                --
   Shares reacquired .................................................................   (560,656,161)     (167,550,993)
                                                                                      ---------------   ---------------
   Net increase ......................................................................      2,443,520           915,496
                                                                                      ===============   ===============






                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                     Year Ended December 31,
                                                 ---------------------------------------------------------------
                                                   2002           2001         2000           1999        1998
                                                 --------       --------      -------       --------     -------
Net Asset Value, Beginning of Year ............. $   8.15       $   8.29      $ 14.26       $   7.12     $ 11.00
                                                 --------       --------      -------       --------     -------
Income From Investment Operations:
Net Investment Income (Loss) ...................     0.04           0.08        (0.03)          0.10(a)     0.09
Net Realized and Unrealized Gain (Loss)
   on Investments, Swaps, Futures and
   Foreign Currency Transactions ...............    (0.28)         (0.22)       (5.94)          7.04       (3.80)
                                                 --------       --------      -------       --------     -------
Total From Investment Operations ...............    (0.24)         (0.14)       (5.97)          7.14       (3.71)
                                                 --------       --------      -------       --------     -------
Less Dividend and Distributions:
Dividend from Net Investment Income ............    (0.02)            --           --             --       (0.09)
Distributions from Realized Capital Gains ......       --             --           --             --       (0.08)
                                                 --------       --------      -------       --------     -------
Total Distributions ............................    (0.02)            --           --             --       (0.17)
                                                 --------       --------      -------       --------     -------
Net Asset Value, End of Year ................... $   7.89       $   8.15       $ 8.29       $  14.26     $  7.12
                                                 ========       ========       ======       ========     =======
Total Return (b) ...............................    (3.02)%        (1.69)%     (41.87)%       100.28%     (34.15)%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .................. $149,262       $134,424     $129,047       $243,516     $54,513
Ratio of Gross Expenses to Average Net Assets ..     1.36%          1.30%        1.33%          1.54%       1.61%
Ratio of Net Expenses to Average Net Assets ....     1.30%(c)(e)    1.28%(c)     1.26%(c)(d)    1.34%(c)    1.50%
Ratio of Net Investment Income (Loss)
   to Average Net Assets .......................     0.39%(e)       1.04%       (0.22)%(d)      0.80%       1.02%
Portfolio Turnover Rate ........................   124.63%        134.51%      113.17%        143.03%     117.16%

----------
(a) Based on average shares outstanding.
(b) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(c) Excluding interest expense.
(d) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.
(e) Net effect of expense reimbursement by Adviser to average net assets was 0.03%.






                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are market valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at December 31, 2002.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at December 31, 2002.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the year ended December 31, 2002. For the year ended December 31, 2002 the Adviser assumed expenses in the amount of $60,972. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $191,905,220 and $186,180,507, respectively, for the year ended December 31, 2002.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $139,626,171. As of December 31, 2002, net unrealized appreciation for federal income tax purposes aggregate $4,976,992 of which $16,853,548 relate to appreciated securities and $11,876,556 related to the depreciated securities.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $95,220, accumulated capital and other losses of $70,655,082 and unrealized appreciation of $4,976,992.

The tax character of distributions paid to shareholders during the years ended December 31, 2002 and December 31, 2001 was ordinary income of $285,542 and $0, respectively.

As of December 31, 2002, the Fund had a capital loss carryforward of $67,699,193 available, $7,517,058 expiring December 31, 2006, $42,986,143 expiring December 31, 2009, and $17,195,992 expiring December 31, 2010.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2002 the Fund intends to defer to January 1, 2003 for U.S. Federal income tax purposes, post-October currency losses of $57,185 and post-October capital losses of $2,898,704.

During the year ended December 31, 2002, as a result of permanent book to tax differences, the Fund increased aggregate paid in capital by $9,000, decreased undistributed net investment income by $716,983 and decreased accumulated realized loss by $707,983. Net assets were not affected by this reclassification.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 2002, there were no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December 31, 2002, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $71,730.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

At December 31, 2002, the Fund had the following outstanding swap (stated in U.S. dollars):

                NUMBER
UNDERLYING        OF         NOTIONAL     TERMINATION      UNREALIZED
SECURITIES      SHARES        AMOUNT         DATE         APPRECIATION
----------     --------     ----------    -----------     ------------
Gazprom        4,840,000    $2,952,710       Open           $735,369


NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2002, the Fund borrowed an average daily amount of $2,286,945 at a weighted average interest rate of 2.28% under the Facility. At December 31, 2002, there were no outstanding borrowings under the Facility.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for the repurchase agreement in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 12--RESTRICTED SECURITIES--The following securities are restricted as to sale:

                                                             % OF NET
                         DATE                                ASSETS AT
                       ACQUIRED       COST        VALUE      12/31/02
                       --------     --------     -------     --------
Lippo Bank
  Certificates         7/06/99         --          --           --


NOTE 13--SUBSEQUENT EVENT--An income dividend of $0.01 per share was paid on January 31, 2003 to shareholders of record as of January 29, 2003 with investment date of January 31, 2003.

Report of Ernst & Young LLP, Independent Auditors


To the Shareholders and Board of Trustees
Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1998 was audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                  /s/ ERNST & YOUNG LLP



New York, New York
February 3, 2003

                   WORLDWIDE EMERGING MARKETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA              Chairman, Van Eck                      10             Chairman of the Board
(87)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(39)+**                           Corporation; President and                            company advised by the Adviser
Trustee since 2000                Director, Van Eck Securities
                                  Corporation and other affiliated
                                  companies; President and
                                  Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers
                                  Corporation

Derek S. van Eck                  President of Worldwide Hard            10             Trustee of another
(37)+**                           Assets Fund series and the                            investment company
Trustee since 1999                Worldwide Real Estate Fund                            advised by the Adviser
                                  series of Van Eck Worldwide
                                  Insurance Trust and the Global
                                  Hard Assets Fund series of Van
                                  Eck Funds; Executive Vice
                                  President, Director, Global
                                  Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van
                                  Eck Securities Corporation and
                                  other affiliated companies.

                   WORLDWIDE EMERGING MARKETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
TRUST AND LENGTH OF               OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INDEPENDENT TRUSTEES:

Jeremy H. Biggs                   Vice Chairman, Director                10             Trustee/Director of two investment
(67)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(75)++#                                                                                 company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
                                                                                        Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(57)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman                 Private investor                       10             Trustee/Director of two other
(67)++#                                                                                 investment companies advised
Trustee since 1994                                                                      by the Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(74)*++#                                                                                company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
                                                                                        Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              10             Trustee of two other investment
(44)++#                                                                                 companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
                                                                                        Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation; Director,
                                                                                        India Captial Appreciation Fund

                   WORLDWIDE EMERGING MARKETS FUND (UNAUDITED)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH             PRINCIPAL
TRUST AND LENGTH OF               OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------
OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(48)                              Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation           advised by the Adviser
                                  and other affiliated companies.

Thomas H. Elwood                  Vice President, Secretary and General                 Officer of two other
(55)                              Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies

Alex W. Bogaenko                  Director of Portfolio Administration,                 Controller of two
(40)                              Van Eck Associates Corporation and                    other investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron                Director of Trading, Van Eck Associates               Vice President of another
(43)                              Corporation; Co-Portfolio Manager,                    investment company
Officer since 1996                Worldwide Bond Fund Series                            advised by the Adviser

Susan C. Lashley                  Vice President, Mutual Fund Operations,               Vice President of two other
(48)                              Van Eck Securities Corporation                        investment companies
Officer since 1988                and Van Eck Associates Corporation                    advised by the Adviser

----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.
+ An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.
* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
**  Son of Mr. John C. van Eck.
++  Member of the Nominating Committee.
# Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors

[Van Eck Global Logo]

                                                         [logo]
                                                  Retire on YOUR Terms
                                                   VARIABLE ANNUITIES


Investment Adviser:    Van Eck Associates Corporation
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

ITEM 2. CODE OF ETHICS.

Due to early adoption of Form N-CSR, the Code of Ethics is not required at this time pursuant to SEC Release 34-47262; IC-25914.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Due to early adoption of Form N-CSR, designation of an Audit Committee Financial Expert is not required at this time pursuant to SEC Release 34-47262; IC-25914.


ITEMS 4-8. [RESERVED]

NO INFORMATION REQUIRED


ITEM 9. CONTROLS AND PROCEDURES.

(a) Due to early adoption of Form N-CSR, this section is not applicable at this time pursuant to SEC Release 34-47262; IC-25914.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation except controls were instituted during the year ended December 31, 2002 to correct the material weakness in the registrant's fair valuation methodology of foreign securities reported for the year ended December 31, 2001.


ITEM 10. EXHIBITS.

(a)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title)  /s/ Bruce J. Smith, VP & Treasurer
                         ------------------------------------
Date  2/28/03
    -----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jan F. van Eck, CEO
                         -------------------------
Date  2/28/03
    -----------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  2/28/03
    -----------